Exhibit (n)(2)

Attachment IV

SCHEDULE I, DATED NOVEMBER 18, 2004 TO MULTIPLE CLASS OF SHARES PLAN FOR

FIDELITY ADVISOR FUNDS, DATED NOVEMBER 18, 2004

FIDELITY ADVISOR SERIES I

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Asset Allocation Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Balanced Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Dividend Growth Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Dynamic Capital Appreciation Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Equity Growth Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Equity Income Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Equity Value Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Fifty Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Growth & Income Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Growth Opportunities Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Large Cap Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Leveraged Company Stock Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Mid Cap Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Small Cap Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Strategic Growth Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Value Strategies Fund:
Fidelity Value Strategies Fund	none	none	none
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES II

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Floating Rate High Income Fund:
Fidelity Floating Rate High Income Fund	none	none	none
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.55	0.15
Class C	contingent deferred	0.55	0.25
Institutional Class	none	none	none
Advisor Government Investment Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor High Income Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor High Income Advantage Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Intermediate Bond Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Mid Cap II Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Mortgage Securities Fund:
Fidelity Mortgage Securities Fund	none	none	none
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Municipal Income Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Short-Fixed Income Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.15
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Strategic Income Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Value Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES VII

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Biotechnology Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Consumer Industries Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Cyclical Industries Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Developing Communications Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Electronics Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Financial Services Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Health Care Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Natural Resources Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Real Estate Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Technology Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Telecommunications & Utilities Growth Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES VIII

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Diversified International Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Emerging Asia Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Emerging Markets Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Emerging Markets Income Fund:
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Europe Capital Appreciation Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Global Equity Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor International Capital Appreciation Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Japan Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Korea Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Latin America Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Overseas Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Value Leaders Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ABERDEEN STREET TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Freedom Income Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Freedom 2005 Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Freedom 2010 Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Freedom 2015 Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Freedom 2020 Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Freedom 2025 Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Freedom 2030 Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Freedom 2035 Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Freedom 2040 Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY BEACON STREET TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Tax Managed Stock Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY CALIFORNIA MUNICIPAL TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Spartan California Municipal Income Fund:
Spartan California Municipal Income Fund	none	none	none
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY CONTRAFUND

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor New Insights Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY FIXED-INCOME TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Inflation-Protected Bond Fund:
Fidelity Inflation-Protected Bond Fund	none	none	none
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Investment Grade Bond Fund:
Fidelity Invest- ment Grade Bond Fund	none	none	none
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY FINANCIAL TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Strategic Dividend & Income Fund:
Fidelity Strategic Dividend & Income Fund	none	none	none
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY INCOME FUND

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Total Bond Fund:
Fidelity Total Bond Fund	none	none	none
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Ultra-Short Bond Fund:
Fidelity Ultra-Short Bond Fund	none	none	none
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.15
Institutional Class	none	none	none

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY INVESTMENT TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor International Discovery Fund:
Advisor International Discovery Fund
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity International Small Cap Fund:
Fidelity International Small Cap Fund	none	none	none
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY MUNICIPAL TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Spartan Short-Intermediate Municipal Income Fund:
Spartan Short- Intermediate Municipal Income Fund	none	none	none
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY NEW YORK MUNICIPAL TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Spartan New York Municipal Income Fund:
Spartan New York Municipal Income Fund	none	none	none
Class A*	front-end	0.00	0.15
Class T*	front-end	0.00	0.25
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY SECURITIES FUND

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Aggressive Growth Fund:
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Small Cap Growth Fund:
Fidelity Small Cap Growth Fund	none	none	none
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Small Cap Value Fund:
Fidelity Small Cap Value Fund	none	none	none
Class A*	front-end	0.00	0.25
Class T*	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

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* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.